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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): September 8, 2004

                                  OPENTV CORP.
             (Exact name of registrant as specified in its charter)

                             BRITISH VIRGIN ISLANDS

         (State or other jurisdiction of incorporation or organization)

                                    001-15473

                            (Commission File Number)

                                   98-0212376

                      (I.R.S. Employer Identification No.)

                              275 SACRAMENTO STREET
                         SAN FRANCISCO, CALIFORNIA 94111
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (415) 962-5000

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS.

On September 8, 2004, Judge Thomas E. Carlson of the United States Bankruptcy Court for the Northern District of California, issued an opinion (the "Opinion") in the captioned case In re: Liberate Technologies, Debtor, dismissing Liberate's Chapter 11 bankruptcy case. The Opinion was issued in response to a motion filed by a creditor asserting that the bankruptcy "petition was filed in bad faith" because the debtor did not need bankruptcy protection. The Opinion discloses that Liberate has engaged in extensive discussions for the sale of substantially all of its assets with at least eight potential purchasers, including OpenTV Corp.

The Opinion further discloses that OpenTV had made a proposal to acquire certain assets of Liberate. As described in the Opinion, the proposal, which had been the subject of a non-disclosure agreement between the parties, contemplated, among other things, consideration consisting of shares of OpenTV stock, and a concurrent settlement of OpenTV's pending patent infringement case against Liberate in exchange for a $15 million cash payment by Liberate to OpenTV. Certain aspects of that proposal, and related discussions, remain confidential. Although the proposal expired pursuant to its terms, OpenTV has indicated to Liberate management that it remains interested in continuing discussions regarding a possible transaction. OpenTV engages in discussions with various parties from time to time regarding potential acquisitions, and expects to continue to do so in the future.

With the dismissal of the bankruptcy case, OpenTV expects to continue to prosecute its patent infringement case against Liberate.

The foregoing description of the Opinion is qualified in its entirety by the full text of the Opinion, which is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished pursuant to Item 8.01:

EXHIBIT NUMBER     DESCRIPTION
--------------     -----------
     99.1          Opinion, dated September 8, 2004, by the United States
                   Bankruptcy Court for the Northern District of California in
                   the captioned case In re: Liberate Technologies, Debtor
                   (Bankruptcy Case No. 04-31394-TC)

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        OPENTV CORP.

Date: September 9, 2004                 By:    /s/ Richard Hornstein
                                               ---------------------------------
                                        Name:  Richard Hornstein
                                        Title: Chief Financial Officer

                                       3
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                                INDEX TO EXHIBITS

Exhibit Number     Description
--------------     -----------
     99.1          Opinion, dated September 8, 2004, by the United States
                   Bankruptcy Court for the Northern District of California in
                   the captioned case In re: Liberate Technologies, Debtor
                   (Bankruptcy Case No. 04-31394-TC)